UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2012

Hines Global REIT, Inc.
__________________________________
Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 14, 2012, Hines Global REIT Properties, L.P. (the “Operating Partnership”), a majority-owned subsidiary of Hines Global REIT, Inc ( “Hines Global” and, together with its subsidiaries, the “Company”), and certain of its subsidiaries entered into an amendment to the Credit Agreement dated as of April 13, 2012 (the “Credit Agreement”) between the Operating Partnership (and certain of its subsidiaries) and JP Morgan Chase Bank ( “Chase”) and the syndicate of lenders named therein. The Credit Agreement originally stated that the initial amount of the lenders’ commitments was $265.0 million, with aggregate foreign currency commitments constituting up to $132.5 million of that amount. Pending future commitments, by the lenders, the maximum aggregate borrowings could be increased to up to $300.0 million. The amendment to the Credit Agreement provides that the aggregate amount of the lenders’ commitments is now $300.0 million, with aggregate foreign currency commitments constituting up to $150.0 million of that amount.

Further information about the Credit Agreement can be found in Hines Global’s Current Report on Form 8-K filed on April 19, 2012.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1
First Amendment to Credit Agreement, dated December 14, 2012, by and among Hines Global REIT Properties, L.P. and the Lenders party thereto, JP Morgan Chase Bank, National Association, as Administrative Agent, J.P. Morgan Europe Limited, as Administrative Agent for Foreign Currencies, Bank of America, N.A., as Syndication Agent, and Amegy Bank National Association, BMO Harris Bank N.A. and Regions Bank, as Co-Documentation Agents

10.2
Credit Agreement, dated April 13, 2012, by and amount Hines Global REIT Properties, L.P. and the Lenders party thereto, JP Morgan Chase Bank, National Association, as Administrative Agent, J.P. Morgan Europe Limited, as Administrative Agent for Foreign Currencies, Bank of America, N.A., as Syndication Agent, and Amegy Bank National Association, BMO Harris Bank N.A. and Regions Bank, as Co-Documentation Agents (filed as Exhibit 10.1 to Form 8-K filed on April 19, 2012, and incorporated by reference herein)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

December 19, 2012	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description
10.1
First Amendment to Credit Agreement, dated December 14, 2012, by and among Hines Global REIT Properties, L.P. and the Lenders party thereto, JP Morgan Chase Bank, National Association, as Administrative Agent, J.P. Morgan Europe Limited, as Administrative Agent for Foreign Currencies, Bank of America, N.A., as Syndication Agent, and Amegy Bank National Association, BMO Harris Bank N.A. and Regions Bank, as Co-Documentation Agents

3